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                                                                    EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Gregory A. Serrao, Chairman, President and Chief Executive Officer, of American Dental Partners, Inc. (the "Company"), certify, pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ GREGORY A. SERRAO
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Gregory A. Serrao, Chairman, President and Chief Executive Officer
March 17, 2003